Exhibit 99.3

Employee Q&A

1.	Why are we doing this deal?

•	It’s important for you to know that this decision took a great deal of thought and consideration.

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After careful evaluation of the full range of opportunities available to us, the Board concluded that a transaction with Honeywell is a good result for our stakeholders, and offers maximum stockholder value.

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This merger is also an opportunity for us to join forces with another significant player our sector, to create an even stronger combined organization. Our product and applications are a good fit with the offering Honeywell has in this space, and highly complementary.

•	To accelerate the pursuit of our strategic objectives, we can now leverage Honeywell’s capabilities.

2.	What does today’s announcement mean for my job?

•	Until the deal closes, there will be no changes to day-to-day business operations. We will remain committed to our strategies, and in particular, to supporting our customers and channel partners.

•	The major opportunity is combining two complementary businesses into a global leader with long-term growth potential.

•	The best way to ensure our future success is to stay focused on our mission and continue the important work that we do on behalf of our customers who count on us every day.

3.	Will any Intermec employees become redundant or have their jobs relocated as a result of the deal with Honeywell?

•	With any combination like this, there is always the potential for change; however, it’s too early to be specific about details as this transaction will take several months to close.

•	That said, Honeywell recognizes that Intermec has an incredibly talented employee base.

4.	What are the advantages to Intermec employees?

•	By merging Honeywell and Intermec, we’ll have a stronger market position, and be able to offer more competitive products and services.

•	To accelerate the pursuit of our strategic objectives, we can now leverage Honeywell’s capabilities and resources.

•	You should also know that Honeywell is a world class employer and is highly competitive in terms of talent acquisition in the marketplace.

5.	Is there a lot of overlap in the Intermec and Honeywell product lines? How will the overlaps in the Intermec and Honeywell product lines be managed?

•	Any decisions with respect to specific product lines and overlaps will be communicated at the appropriate time as decisions are made.

6.	What are the next steps of the deal process?

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The acquisition has been reviewed and approved by the Boards of Directors of both companies, and will now go through customary regulatory review. The deal will close as soon as we receive necessary approvals and all conditions have been met, which we expect will be by the end of the second quarter 2013.

7.	Is this a done deal? Is there anything that can prevent this from happening?

•	This is not a done deal. The transaction is subject to Intermec stockholders voting to approve the transaction, regulatory approvals and other customary closing conditions.

8.	What should I do until the transaction closes?

•	During this time, we will continue to operate as independent entities, so it’s business as usual.

•	The best way to ensure our future success is to stay focused on our mission and continue the important work that we do on behalf of our customers who count on us every day.

•	We will keep you informed and update you with additional information as it becomes available.

9.	What will be the impact on employee pay and benefits?

•	There will be no changes until the transaction closes, which we expect will occur by the end of the second quarter 2013.

•	In the merger agreement, Honeywell has generally agreed to provide comparable benefits to what you have today at least through the end of 2013.

•	We will provide more detailed information in the coming weeks.

10.	What will happen to employee stock options? RSU’s? ESPP?

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If your stock options are “in the money,” the options will be fully vested and any gains will be paid in cash in conjunction with close. Any options with strike prices above the purchase price will be canceled.

•	RSU’s will be fully vested and paid out in cash in conjunction with close.

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The Employee Stock Purchase Plan’s (ESPP) last offering period ends 12/31/2012. In conjunction the closing the ESPP will be terminated and all shares you own will get cashed out and the proceeds will be distributed to you.

11.	How will our benefits plan be affected?

•	There will be no changes until the transaction closes, which we expect will occur by the end of the second quarter 2013.

•	In the merger agreement, Honeywell has generally agreed to provide comparable benefits to what you have today at least through the end of 2013.

12.	What should I do if I get calls from customers or a reporter wanting information about the transaction?

•	All calls from vendors and customers with questions about the transaction should be directed to your managers.

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It is important that we not engage in speculation with customers, partners, vendors or others with respect to what this transaction may or may not mean, and that only authorized spokespeople speak for the company.

•	Inquiries from the media should be directed to Nikolett Bacso.

Important Additional Information about the Merger Transaction

Intermec plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with the merger transaction. This communication does not constitute a solicitation of any vote or approval. The proxy statement and other documents to be filed wit the SEC related to the merger transaction will contain important information about Honeywell, Intermec, the merger transaction and related matters. Investors are urged to carefully read the proxy statement and other documents to be filed with the SEC in connection with the merger transaction or incorporated by reference into the proxy statement, when available. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec Investor Relations at (425) 348-2600. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Intermec’s website at www.intermec.com. (Which website is not incorporated herein by reference).

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Intermec’s stockholders in connection with the proposed merger transaction will be set forth in the proxy statement described above when it is filed with the SEC. Additional information regarding Intermec’s executive officers and directors, including stockholdings, is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012. You can obtain free copies of this document from Intermec using the contact information above.

Forward-Looking Statements

Statements made in this communication and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction and the potential effects of the merger transaction, including if it does not close.

These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including: the ability to obtain regulatory approvals of the merger transaction on the proposed terms and schedule; the failure of Intermec’s stockholders to approve the merger transaction; disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction; the effect of the merger transaction on pricing, spending, third-party relationships and revenues; and other factors described in Intermec’s reports filed with the SEC, including our annual report for the year ended December 31, 2011 and subsequent quarterly reports, filed with the SEC, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Intermec disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.